UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                   0-32615                04-3578653
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    (State or Other Juris-          (Commission            (IRS Employer
   diction of Incorporation        File Number)         Identification No.)

     401 Edgewater Place, Suite 200
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On July 29, 2005, the Board of Directors of Franklin Street Properties Corp. (the "Company") declared a cash dividend of $0.21 per share of common stock payable on August 29, 2005 to stockholders of record on August 8, 2005. The cash dividend represents two months of operations. The Company's past practice is to declare quarterly cash dividends representing three months of operations. However, on April 19, 2005, in anticipation of the consummation of the acquisition of four REITs by merger on April 30, 2005, the Company declared a dividend in respect of the first four months of operations in 2005. The dividend declared by the Company on July 29, 2005 is therefore in respect of the remaining two months in the second quarter of 2005. The two dividends together, $0.62, are in respect of the first six months of operations for 2005.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

            99.1  Press Release issued by the Company on July 29, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKLIN STREET PROPERTIES CORP.

Date:  July 29, 2005                     By: /s/ George J. Carter
                                             ----------------------------------
                                             George J. Carter
                                             President and Chief Executive
                                             Officer

                                  EXHIBIT INDEX

Exhibit No.                     Description
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99.1                            Press release issued by Franklin Street
                                Properties Corp. on July 29, 2005.